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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 28, 2004
                                (DATE OF REPORT)

                             AMERIGAS PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        1-13692                 23-2787918
(STATE OR OTHER JURISDICTION       (COMMISSION FILE           (I.R.S. EMPLOYER
     OF INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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AmeriGas Partners, L.P.                                                 Form 8-K
Page 2                                                            April 28, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 28, 2004, AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. (the "Partnership") issued a press release announcing financial results for the Partnership for the second fiscal quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERIGAS PARTNERS, L.P.
                                              By: AmeriGas Propane, Inc.,
                                                  its General Partner

                                              By:   /s/ Robert W. Krick
                                                   -----------------------------
                                                     Robert W. Krick, Treasurer

Date:  April 28, 2004


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                                  EXHIBIT INDEX

The Following Exhibits Are Furnished:

EXHIBIT NO.      DESCRIPTION
-----------      -----------
   *  99         Press Release of AmeriGas Partners, L.P. dated April 28, 2004.
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*     The Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended
      (the "Exchange Act"), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.